UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 30, 2014

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122 (Zip Code)

Registrant's telephone number, including area code: (858) 677-0900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           Retail Opportunity Investments Corp.'s (the "Company") Annual Meeting of Stockholders (the "Annual Meeting") was held on April 30, 2014 at which 67,847,802 shares of the Company's common stock were represented in person or by proxy representing approximately 92.20% of the issued and outstanding shares of the Company's common stock entitled to vote.

 (b)           At the Annual Meeting, the Company's stockholders (i) elected the eight directors named below to serve until the Company's 2015 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014; and (iii) approved, on an advisory basis, the compensation of the Company's named executive officers.  The proposals are described in detail in the Company's 2014 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

 (i)           The voting results with respect to the election of each director were as follows:

	For	Withheld	Broker Non-Votes
Richard A. Baker	57,229,179	651,819	9,966,804
Michael J. Indiveri	57,588,742	292,256	9,966,804
Edward H. Meyer	50,128,730	7,752,268	9,966,804
Lee S. Neibart	57,551,222	329,776	9,966,804
Charles J. Persico	51,698,919	6,182,079	9,966,804
Laura H. Pomerantz	51,704,571	6,176,427	9,966,804
Stuart A. Tanz	57,611,305	269,693	9,966,804
Eric S. Zorn	57,615,519	265,479	9,966,804

(ii)           The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,599,858	168,478	79,466	0

(iii)           The voting results with respect to the approval, on an advisory basis, of the compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
50,009,022	7,688,279	183,691	9,966,810

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated:  May 6, 2014                                                         By:  /s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

By:  /s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer